Exhibit 99.1

PPT-044-INV_MEET_6-08 Investor Presentation June 2008

EXCO Resources, Inc. 2 PPT-044-INV_MEET_6-08 Forward Looking Statements This presentation contains forward-looking statements, as defined in Section 27A of the Securities Ac t and Section 21E of the Securities Exchange Act of 1934, or the Exchange Act. These forward-looking statements relate to, among other things, the following: • our future financial and operating performance and results; • our business strategy; • market prices; • our future commodity price risk management activities; and • our plans and forecasts. We have based these forward-looking statements on our current assumptions, expectations and projections about future events. We use the words "may," "expect," "anticipate," "estimate," "believe," "continue," "intend," " plan," "budget" and other similar words to identify forward-looking statements. You should read statements that contain these words carefully because they discuss future expectations, contain projections of results of operations or of our financial condition and/or state other "forward-looking" information. We do not undertake any obligation to update or revise publicly any forward-looking statements, except as required by law. These statements also involve risks and uncertainties that could cause our actual results or financial condition to materially differ from our expectations in this presentation, including, but not limited to: • fluctuations in prices of oil and natural gas; • imports of foreign oil and natural gas, including liquefied natural gas; • future capital requirements and availability of financing; • estimates of reserves and economic assumptions used in connection with our acquisitions; • geological concentration of our reserves; • risks associated with drilling and operating wells; • exploratory risks, including our Marcellus and Huron shale plays in Appalachia and our Haynesville shale play in East Texas/North Louisiana; • risks associated with operation of natural gas pipelines and gathering systems; • discovery, acquisition, development and replacement of oil and natural gas reserves; • cash flow and liquidity; • impact of our private placement of preferred stock and the impact of dividends on our capital resources and liquidity; • timing and amount of future production of oil and natural gas; • availability of drilling and production equipment; • marketing of oil and natural gas; • developments in oil-producing and natural gas-producing countries; • title to our properties; • competition; • litigation; • general economic conditions, including costs associated with drilling and operation of our properties; • governmental regulations; • receipt of amounts owed to us by purchasers of our production and counterparties to our derivative financial instruments; • deciding whether or not to enter into derivative financial instruments; • events similar to those of September 11, 2001; • actions of third party co-owners of interests in properties in which we also own an interest; • fluctuations in interest rates; and • our ability to effectively integrate companies and properties that we acquire..

EXCO Resources, Inc. 3 PPT-044-INV_MEET_6-08 Forward Looking Statements (continued) We believe that it is important to communicate our expectations of future performance to our investors. However, events may occur in the future that we are unable to accurately predict, or over which we have no control. You are cautioned not to place undue reliance on a forward-looking statement. When considering our forward-looking statements, keep in mind the risk factors and other cautionary statements in this presentation, and the risk factors included in the Annual Reports on Form 10-K and our Quarterly Reports on Form 10-Q. Our revenues, operating results, financial condition and ability to borrow funds or obtain additional capital depend substantially on prevailing prices for oil and natural gas. Declines in oil or natural gas prices may materially adversely affect our financial condition, liquidity, ability to obtain financing and operating results. Lower oil or natural gas prices also may reduce the amount of oil or natural gas that we can produce economically. A decline in oil and/or natural gas prices could have a material adverse effect on the estimated value and estimated quantities of our oil and natural gas reserves, our ability to fund our operations and our financial condition, cash flow, results of operations and access to capital. Historically, oil and natural gas prices and markets have been volatile, with prices fluctuating widely, and they are likely to continue to be volatile. The SEC has generally permitted oil and natural gas companies, in filings made with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use the terms “probable”, “possible”, “potential” or “unproved” to describe volumes of reserves potentially recoverable through additional drilling or recovery techniques that the SEC’s guidelines prohibit us from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by the company. While we believe our calculations of unproved drillsites and estimation of unproved reserves have been appropriately risked and are reasonable, such calculations and estimates have not been reviewed by third party engineers or appraisers. Investors are urged to consider closely the disclosure in our Annual Report on Form 10-K for the year ended December 31, 2007 available on our website at www.excoresources.com under the Investor Relations tab or by calling us at 214-368-2084.

EXCO Resources, Inc. 4 PPT-044-INV_MEET_6-08 Disciplined Growth Strategy EXCO’s formula for creating equity value enables us to deliver strong, sustainable equity returns over the long term Disciplined Growth Strategy Acquire Long-Life Properties in Key Areas Aggressively Develop Asset Base IRR Target: 25-45% Identify and Exploit Upside Potential IRR Target: 12-15% IRR Target: 25-100% Operate Efficiently Finance Appropriately Achieve Outstanding Equity Returns Target – 25-35% Actual – 44.4% since 1998

EXCO Resources, Inc. 5 PPT-044-INV_MEET_6-08 Key Investment Highlights • Outstanding Track Record – 44.4% annualized growth in common share value since 1998 – 40% and 69% compounded growth rates in production and reserves since 2004 • Outstanding Reserve Base(1) – 2.1 Tcfe proved reserves – 2.4 Tcfe low risk unproved reserves – 10.9 - 18.9 Tcfe additional higher risk potential • Strong Inventory of Drilling Locations and Acreage – More than 12,000 engineered, low risk drilling locations; approximately 900 engineered exploitation projects – 2.0 million net acres including acreage in Marcellus, Huron and Haynesville shale • Experienced Management Team with Significant Insider Ownership – Average 20+ years of public/private experience – Management and ALL employees own 13.0% of common shares on a fully diluted basis (excluding preferred shares) – Outside board members and their affiliates own 19.7% of common shares on a fully diluted basis (excluding preferred shares) • Competitive Industry Position – Top 25 US domestic oil and gas company in reserves and production, including the majors – $8.1 billion enterprise value Our track record and reserve base have positioned us as a Top 25 US domestic oil and natural gas company (1) The reserve estimates provided throughout this document reflect $8 natural gas and $60 oil pricing, adjusted for differentials and excluding hedge effects

EXCO Resources, Inc. 6 PPT-044-INV_MEET_6-08 Peer Valuation Comparison 1) Enterprise value based on first quarter 2008 balance sheet and adjusted for latest disclosed equity offerings, acquisitions, and dispositions with the stock price as of close on 6/04/08 2) Proved reserves as of 12/31/07 and adjusted based on latest disclosed acquisitions and dispositions through 6/04/08 3) Daily production as of first quarter 2008 4) EBITDA is the mean 2008 projection from Thomson Financial as of 5/22/08 5) See footnote one for discussion on stock price, and cash flow per share is the mean 2008 projection from Thomson Financial as of 5/22/08 Note: Peers include RRC, COG, HK, SWN, and SD $40,634 $36,720 $30,180 $29,675 $25,142 $20,975 Peer 5 Peer 4 Peer 1 Peer 3 Peer 2 XCO $11.14 $6.73 $5.01 $3.93 $3.80 $7.30 Peer 4 Peer 3 Peer 5 Peer 1 XCO Peer 2 Enterprise Value / Daily Production3 Enterprise Value / Proved Reserves1,2 5.2x 9.4x 10.1x 11.4x 13.3x 16.9x Peer 5 Peer 4 Peer 1 Peer 2 Peer 3 XCO 8.0x 9.1x 9.4x 11.7x 16.8x 12.6x Peer 5 Peer 4 Peer 1 Peer 3 Peer 2 XCO Share Price / Cash Flow per Share5 Enterprise Value / EBITDA4

EXCO Resources, Inc. 7 PPT-044-INV_MEET_6-08 12 Bcfe Proved 233 Bcfe 3P 1,333 Bcfe 3P+ 2 Mmcfe/d Proved Reserves = 2.1 Tcfe 3P Reserves = 4.5 Tcfe 3P+ Reserves = 15.4 – 23.4 Tcfe Current Production = 400 Mmcfe/d Rockies 144 Bcfe Proved 339 Bcfe 3P 639 Bcfe 3P+ 30 Mmcfe/d Permian Basin 584 Bcfe Proved 1,160 Bcfe 3P 8,160-13,160 Bcfe 3P+ 60 Mmcfe/d Appalachia 316 Bcfe Proved 468 Bcfe 3P 568 Bcfe 3P+ 65 Mmcfe/d Mid-Continent 1,005 Bcfe Proved 2,333 Bcfe 3P 4,721-7,721 Bcfe 3P+ 243 Mmcfe/d East Texas / North Louisiana Reserve Base Our focus areas contain between 15 and 23 Tcfe of reserves

EXCO Resources, Inc. 8 PPT-044-INV_MEET_6-08 Inventory for the Future Includes over 23,800 drilling locations representing 14.0 – 22.0 Tcfe of reserves Appalachia 6,500+ 7,000-12,000 ETX/NLA 2,100+ 2,388-5,388 Mid-Continent 500+ 100 Permian 700+ 300 Rockies 2,000+ 1,100 Appalachia 8,165 787 ETX/NLA 2,513 1,616 Mid-Continent 548 204 Permian 684 250 Rockies 150 226 Engineered Locations Reserves (Bcfe) Potential Locations Reserves (Bcfe) Low Risk Drilling Upside 3.1 Tcfe 12,000+ Locations Developing Potential 10.9 - 18.9 Tcfe 11,800+ Locations Proved Developed 1.4 Tcfe $7.3 Billion of Future Capital • Nearly all low risk reserves will be developed or proved over 4 to 6 years

PPT-044-INV_MEET_6-08

Undrilled, Low-Risk Upside

Totals Approximately 3.1 Tcfe



PUD Reserves = 611 Bcfe   PRB Reserves = 827 Bcfe   POS Reserves = 1,644 Bcfe

Rockies

226 Bcfe

- Lance, Fort Union, Tensleep, Frontier, Mesa Verde formations
- Conventional limestone traps at 5,000'-17,500'
- 150 locations
- 1 to 2 rigs drilling in 2008
- Average capital per well - $0.5MM to $7.0MM
- Average EUR per well - 0.5 to 4.0 Bcfe

Permian Basin

250 Bcfe

- Canyon Sands, Canyon Reefs, Wolfcamp Reefs and Clearfork Carbonates
- Typical depths of 7,000'-9,000', testing shallow oil at 4,000'
- 684 locations
- 3 to 4 rigs drilling in 2008
- Average capital per well – $700,000
- Average EUR per well – 0.4 to 0.5 Bcfe

East Texas / North Louisiana

1,616 Bcfe

- Primarily Cotton Valley, Hosston and Bossier tight sand formations
- Typical depths of 10,000'-15,000'
- 2,466 Locations
- 9 to 12 rigs drilling in 2008

Vernon

- Average capital per well – $4.0MM to $5.0MM
- Average EUR per well – 2.0 Bcfe to 4.0 Bcfe

Cotton Valley

- Average capital per well – $1.5MM to $2.0MM
- Average EUR per well – 0.6 Bcfe to 1.5 Bcfe


Major Areas/Basins
Major Oil and Gas Fields
Wyoming
Nebraska
Colorado
Kansas
New Mexico
Oklahoma
Texas
Louisiana
Ohio
Pennsylvania
Kentucky
West Virginia

Appalachia

787 Bcfe

- Shallow oil and gas "resource play"
- Multiple conventional and shale formations 2,000' – 6,000'
- 8,165 locations
- 9 to 11 rigs drilling in 2008
- Average capital per well – $250,000
- Average EUR per well – 130 Mmcfe

Mid-Continent

204 Bcfe

- Cherokee, Chester, Morrow, Sycamore, Hunton and Viola formations
- Tight limestone and sandstone targets at 4,000'- 17,000'
- 548 Locations
- 2 to 4 rigs drilling in 2008

Golden Trend

- Average capital per well – $2.5MM to $4.4MM
- Average EUR per well – 0.8 Bcfe to 3.0 Bcfe

Mocane Laverne

- Average capital per well – $1.0MM
- Average EUR per well – 0.4 Bcfe to 1.5 Bcfe

EXCO Resources, Inc. | 9

PPT-044-INV MEET 6-08

Estimated Unbooked Potential

Totals approximately 10.9 – 18.9 Tcfe



Major Areas/Basins
Major Oil and Gas Fields
Wyoming
Nebraska
Colorado
Kansas
New Mexico
Oklahoma
Texas
Louisiana
Ohio
Pennsylvania
Kentucky
West Virginia

Rockies

1,100 Bcfe Potential

- Drilled Wind River test well; preparing to complete
- Leasing acreage
- Drill evaluation wells in 2008 (5 in Wind River, 4 in Big Horn-shallow gas)
- Shooting 20 mi² 3D at East Salt Creek; CO_2 enhanced recovery potential
- Evaluating JV opportunities

Permian Basin

300 Bcfe Potential

- 15,000 net acre field extension completed
- Wolfcamp / Clearfork oil play being evaluated by 3D
- 20,000 acre Tannehill shallow oil being worked – evaluating 3D
- Leasing additional acreage
- Acquiring additional proprietary 3-D seismic

Mid-Continent

100 Bcfe Potential

- Downspacing in Golden Trend and Mocane-Laverne
- Atoka recompletions in Mocane-Laverne
- Basal Chester deepening and drilling
- Modeling 3D to detect deeper Chester formation

Appalachia

7,000-12,000 Bcfe Potential

- Drilled 4 Marcellus shale test wells with encouraging results
- Leasing additional acreage
- Staffing to exploit our Marcellus and Huron shale positions
- Planning 7 vertical and 4 horizontal Marcellus and 4 Huron shale horizontal wells in 2008
- Evaluating JV opportunities

East Texas / North Louisiana

2,388-5,388 Bcfe Potential

- Drilling numerous downspacing pilot locations
- Drilling Vernon stepouts – successful results
- Evaluating 65,000 acres of leasehold near Vernon to continue field extension
- Conducting extensive refrac program at Vernon
- Leasing and testing new Cotton Valley and Haynesville shale field areas
- Haynesville-drilled one vertical well; evaluating acreage

- **Total company acreage approximates 1,800,000 total net acres**

EXCO Resources, Inc. | 10

PPT-044-INV_MEET_6-08

Marcellus and Huron Shale Fairways

We believe our Appalachian Division assets contain 7 - 12 Tcfe of potential shale reserves



MI
CANADA
LAKE ERIE
NY
OH
PA
Marcellus Fairway
OUTCROP
MARCELLUS
MD
DE
WV
Huron Fairway
KY
VA

EXCO acreage in counties shaded yellow

Marcellus

- Total Marcellus shale acreage
  - 442,000 gross
  - 393,000 net
- Marcellus fairway acreage
  - 280,000 gross
  - 260,000 net in > 100' thick and overpressured
- Drill four horizontal Marcellus wells
  - First spud in Q2 2008
- Drill seven vertical Marcellus wells across acreage in 2008

Huron

- Total Huron shale acreage
  - 145,000 gross
  - 117,000 net
- Drill four horizontal Huron wells
  - First spud in Q2 2008

Marcellus and Huron

- Continue leasing prospective acreage throughout both plays
- We believe we have 7-12 Tcfe of potential reserves in the Appalachian shales

EXCO Resources, Inc. | 11

EXCO Resources, Inc. 12 PPT-044-INV_MEET_6-08 Haynesville Shale We believe our East Texas / North Louisiana division assets contain 2-5 Tcfe of Haynesville shale potential • Total Haynesville shale acreage – 127,000 gross – 107,000 net • 2008 activities – Drilled and cored two vertical evaluation wells – Plan to drill three horizontals and 17 verticals in 2008 – Continue leasing prospective acreage • We believe there are 2-5 Tcfe of potential reserves EXCO acreage in areas shaded yellow

EXCO Resources, Inc. 13 PPT-044-INV_MEET_6-08 • TGG 57 mile, 20” Extension – Adding 100+ Mmcf/d of throughput to the original 53 mile TGG system. Adds additional sales points and targets a new area where we have an established customer base. Fully operational by 2nd half of 2008. • Talco / NWG – located in extremely active area where Talco has long term dedication from the active producers • Vernon – opportunity to connect our gas wells in a timely manner, expand our customer base and target several interstate markets • ROJO – opportunity to connect our gas wells in a timely manner Miles of Line Strategic Advantage TGG 73 3 cry o plants,12 accessible markets Talco 300 Gather 3rd party volumes Vernon 168 5 market outlets ROJO 20 Timely well hookup New Waskom 230 1plant and 3 market outlets 791 • 21 employees as of 3/31/08 Midstream Operations East Texas / North Louisiana Existing With Extensions Mmcf/d Mmcf/d TGG 143 243 Talco 150 150 Vernon 175 175 ROJO 33 New Waskom 3838 Other 99 Total 518 618 EBITDA (2008E) $35 - $40 Million EBITDA (2009E) $40 - $50 Million Throughput Upside Assets TGG Watonga Chickasha Vernon TALCO TALCO / NWG

EXCO Resources, Inc. 14 PPT-044-INV_MEET_6-08 2008 Capital Budget and Drilling Schedule 63% 19% 12% 4% 2% Drilling & Completion $574 MM (727 projects) Operations & Other $106 MM Shale Leasing $170 MM Exploitation $35 MM (82 projects) Our currently approved development budget totals $923(1) million, which includes $150 million for Marcellus shale leasing and drilling and $90 million for Haynesville shale leasing and drilling (1) Includes $19MM of Midstream capital and $19MM of IT capital Midstream $19 MM 2008 Capital Program Area Drilling & Completion (Net MM) Gross Projects (#) Exploitation (Net MM) Gross Projects (#) Shale Leasing (Net MM) Operations & Other (Net MM) Total 2008 Capital Budget (Net MM) ETX / NLA $ 309 159 $ 26 25 $ 54 $ 72 $ 461 Appalachia 108 346 4 22 116 15 243 Mid-Continent 48 57 4 30 - 5 57 Permian 98 156 1 3 - 10 109 Rockies 11 9 - 2 - 4 15 Total $ 574 727 $ 35 82 $ 170 $ 106 $ 885

EXCO Resources, Inc. 15 PPT-044-INV_MEET_6-08 Liquidity and Financial Position (1) Excludes unamortized bond premium (2) Excludes $7 million in offering costs (3) Net of $4.3 million in letters of credit at both March 31, 2008 and May 1, 2008 (in thousands) March 31, 2008 May 1, 2008 Cash $ 9,113 $ 80,078 Bank debt (LIBOR + 125-175bps) $ 2,024,200 $ 2,105,500 Senior notes (7 1/4%)(1) 444,720 444,720 Total debt $ 2,468,920 $ 2,550,220 7% convertible preferred(2) $ 2,000,000 Common shareholders’ equity 925,191 Total capitalization $ 5,394,111 Net debt to total capitalization 46% Borrowing base $ 2,475,000 $ 2,475,000 Unused borrowing base(3) $ 446,500 $ 365,200

EXCO Resources, Inc. 16 PPT-044-INV_MEET_6-08 Current Hedge Position NYMEX Swaps Gas Mmcf Contract price per Mmcf Oil Mbbls Contract price per Bbl Percent Hedged(1) Q2 2008 26,695 $ 8.27 355 $ 68.23 80% Q3 2008 26,900 8.29 358 68.20 79% Q4 2008 26,910 8.39 358 68.16 77% 2009 100,530 8.18 1,215 69.11 72% 2010 40,748 8.03 473 84.85 29% 2011 9,125 7.97 - - 6% 2012 1,830 4.51 - - 1% 2013 1,825 4.51 - - 1% Total 234,563 $ 8.14 2,759 $ 71.45 Total of 251,117 Mmcfe Hedged at $8.38 (1) Based on 2008 production guidance • Target hedging 65-80% of production volumes for 3-5 years • Hedging program covers long term debt • Only 12% of Proved Reserves hedged • $700 million of interest rate swaps at an average LIBOR rate of 2.66%

EXCO Resources, Inc. 17 PPT-044-INV_MEET_6-08 Net Asset Value Summary In millions, except per share and per unit Low High Proved Reserves 2.1 Tcfe at $3.25 to $3.75 per Mcfe $6,698 $7,729 Low-risk Unproved Upside 2.4 Tcfe at $0.50 to $0.75 per Mcfe 1,236 1,854 Potential Upside 10.9 - 18.9 Tcfe -- -- Midstream Assets 500 500 Total Asset Value $8,434 $10,083 Less: Net Long-term Debt 2,470 2,470 Equity Value $5,964 $7,613 Fully Diluted Shares Including Preferred 212 212 NAV per Share Potential Upside Value Per Share 10.9 – 18.9 Tcfe at $0.10 per Mcfe NAV per Share with Potential $28.13 $5.14 $33.27 $35.91 $8.91(1) $44.82 (1) Equates to current market value of shale acreage based on current leasing costs.

EXCO Resources, Inc. 18 PPT-044-INV_MEET_6-08 2008 Guidance 2008E(1) ($ in thousands, except per unit amounts) Low High Production: Oil – Mbbls 2,007 2,037 Gas – Mmcf 132,149 134,749 Mmcfe 144,191 146,991 Per day – Mmcfe 394 402 Differentials to NYMEX: Oil per Bbl ($3.11) ($2.93) Gas per Mcf 97% 100% Lease operating expense $129,780 $138,780 Stock based compensation - LOE $4,880 $6,280 Gathering expense – per Mcfe $0.10 $0.14 Production tax rate 6.4% 7.2% Interest income $1,870 $2,620 Midstream income $34,930 $36,430 Depletion rate per Mcfe $3.03 $3.10 Depreciation rate per Mcfe $0.14 $0.21 Asset retirement obligation $5,950 $6,700 Cash G&A $68,410 $71,410 Non-cash stock comp $10,220 $14,220 Interest expense $127,790 $133,790 Tax rate 40% 40% Cash tax rate 0% 0% Preferred dividends $140,000 $140,000 Fully diluted shares outstanding(2) 108,759 109,521 Adjusted EBITDA at Midpoint(3) $981,700 (1) 2008 guidance includes actual results for the first quarter 2008 (2) Fully diluted s hares outstanding excludes 105,263,158 shares resulting from the potential conversion of the preferred stock (3) 2008 estimates based on NYMEX $90 oil and $9 natural gas for the second quarter through the fourth quarter

PPT-044-INV MEET_6-08

Quarterly 2008 Guidance



($ in thousands, except per unit amounts)	2nd Q 2008E Low	2nd Q 2008E High	3rd Q 2008E Low	3rd Q 2008E High	4th Q 2008E Low	4th Q 2008E High
Production:						
Oil - Mbbls	490	500	500	510	510	520
Gas - Mmcf	32,600	33,400	33,300	34,200	34,200	35,100
Mmcfe	35,500	36,400	36,300	37,300	37,300	38,200
Per day - Mmcfe	390	400	395	405	405	415
Differentials to NYMEX:						
Oil per Bbl	($3.75)	($3.50)	($3.75)	($3.50)	($3.75)	($3.50)
Gas per Mcf	95%	99%	95%	99%	95%	99%
Lease operating expense	$32,200	$35,200	$32,700	$35,700	$32,700	$35,700
Stock based compensation – LOE	$750	$1,250	$750	$1,250	$2,390	$2,790
Gathering expense – per Mcfe	$0.10	$0.15	$0.10	$0.15	$0.10	$0.15
Production tax rate	6.5%	7.5%	6.5%	7.5%	6.5%	7.5%
Interest income	$250	$500	$250	$500	$250	$500
Midstream income	$7,500	$8,000	$10,000	$10,500	$10,000	$10,500
Depletion rate per Mcfe	$3.05	$3.15	$3.05	$3.15	$3.05	$3.15
Depreciation rate per Mcfe	$0.10	$0.20	$0.15	$0.25	$0.15	$0.25
Asset retirement obligation	$1,545	$1,795	$1,545	$1,795	$1,545	$1,795
Cash G&A	$15,700	$16,700	$15,800	$16,800	$16,300	$17,300
Non-cash stock comp	$2,070	$3,070	$2,070	$3,070	$4,070	$6,070
Interest expense	$31,800	$33,800	$31,800	$33,800	$31,800	$33,800
Tax rate	40%	40%	40%	40%	40%	40%
Cash tax rate	0%	0%	0%	0%	0%	0%
Preferred dividends	$35,000	$35,000	$35,000	$35,000	$35,000	$35,000
Fully diluted shares outstanding[1]	109,500	110,500	109,500	110,500	109,500	110,500
Adjusted EBITDA at Midpoint[2]	$233,200		$242,200		$252,300	

(1) Fully diluted shares outstanding excludes 105,263,158 shares resulting from the potential conversion of the preferred stock
(2) 2008 estimates based on NYMEX $90 oil and $9 natural gas for the second quarter through the fourth quarter

EXCO Resources, Inc. | 19

PPT-044-INV_MEET_6-08 Regional Overviews

PPT-044-INV_MEET_6-08

Long Reserve Life and Multi-Year Project Inventory Across All Regions

As of March 31, 2008[6]



	East TX / North LA	Haynesville[8] (shale)	Appalachia (shallow)	Appalachia[7] (shale)	Mid-Continent	Permian	Rockies	Total
Reserves & Well Summary:								
Proved Reserves[1] (Bcfe)	1,005	-	584	-	316	144	12	2,061
Total Reserves[2] (Bcfe)	**2,333**	-	**1,160**	-	**468**	**339**	**233**	**4,533**
Potential (Bcfe)	388	2,000-5,000	-	7,000-12,000	100	300	1,100	10,888-18,888
Total Reserves + Potential (Bcfe)	**2,721**	**2,000-5,000**	**1,160**	**7,000-12,000**	**568**	**639**	**1,333**	**15,421-23,421**
Production (Mmcfe/d)	243	-	60	-	65	30	2	400
Reserve Life[3] (Years)	11.3	-	26.7	-	13.3	13.2	16.4	14.1
Well Count[4] (Gross)	1,578	-	9,274	-	1,638	287	66	12,843
Well Count[4] (Net)	1,189	-	8,230	-	937	229	54	10,639
Acreage, Projects & Budget Summary:								
Gross / Net Acreage (Thousands)	336/282	127/107	1,246/1,125	442/393	379/222	72/50	150/133	2,183/1,812
Gross Drilling Locations (Total / 2008E)	3,113/139	1,500/20	8,165/331	6,500/15	1,048/57	1,384/156	2,150/9	23,860/727
Gross Exploitation Projects (Total / 2008E)	543/25	-/-	121/22	-/-	179/30	44/3	7/2	894/82
2008 Drilling and Develop Budget[5] (Millions)	$ 371	$ 90	$ 84	$ 159	$ 57	$ 109	$ 15	$ 885

(1) December 31, 2007 proved reserves with $8 natural gas and $60 oil pricing, adjusted for differentials and excluding hedge effects
(2) December 31, 2007 proved, probable and possible reserves with $8 natural gas and $60 oil pricing, adjusted for differentials and excluding hedge effects
(3) Reserve life based on proved reserves and annualized production
(4) We operate approximately 90% of our gross and net wells
(5) Includes drilling and completion, exploitation, operations and other capital; Midstream and IT capital not included
(6) Pro Forma for Appalachia acquisition
(7) Appalachia shale acreage is subset of Appalachia shallow acreage
(8) Haynesville shale acreage is subset of East TX / North LA acreage

EXCO Resources, Inc. | 21

EXCO Resources, Inc. 22 PPT-044-INV_MEET_6-08 East Texas/North Louisiana Division Overview Portfolio Highlights Reserves Locations Bcfe Gross / Net PD 717 PUD 288 475 / 353 TP 1,005 Prob 502 393 / 293 Poss 826 1,645 / 1,272 3P 2,333 2,513 / 1,918 Potential 2,000-5,000 2,100 / 1,624 Total 4,333-7,333 4,613 / 3,542 • Producing wells: 1,578 (gross) / 1,189 (net) • Current net daily production: 243 Mmcfe/d • Reserve life: 11.3 years • Gross/net acreage (thousands): 336 / 282 • 2008 Capital Program • 9 to 12 rig program • $461MM total capital • $309MM / 159 drilling projects • $26MM / 25 exploitation projects • $72MM operations and other projects • $54MM shale leasing Counties / Parishes in green contain EXCO leasehold interest

PPT-044-INV_MEET_6-08

East Texas/North Louisiana

Low-risk and Potential Upside


Gladewater
• Downspacing
• Geoscience evaluation ongoing
• Horizontal drilling
Longwood/Waskom
• Complete in Hosston
• Downspacing
Redlands Prospect Area
• 15,000 prospective acres
• Drilled 5 wells; first IP was 1.5 Mmcf/d and 100 BOPD
N
Dallas
Tyler
Shreveport
Vernon
• Drill 31 wells in 2008
• Testing field limits
• Downspacing opportunities
• Increased locations from 15 to 282
• 100+ refrac opportunities
• Evaluating 65,000+ acres
• Shallow and deep potential
Overton
• Recent drilling success
• Horizontal opportunities
• Spud first horizontal well in 2nd half 2008
Holly/Caspiana
• Drill 75 wells in 2008
• Testing downspacing viability
• Completing in uphole Hosston zones
• Leasing additional acreage
• Acquire additional WI
• New drilling records
Haynesville Shale
• 107,000+ prospective net acres
• Drilled and cored two vertical wells
• Drilling 3 additional evaluation wells across acreage
• Leasing additional acreage
Clinton Lake/Potters Point
• 8,000 prospective acres
• Additional leasing ongoing
• Drilled two evaluation wells
The Woodlands
Counties / Parishes with EXCO Leasehold
Office Locations
Major Fields

EXCO Resources, Inc. | 23

EXCO Resources, Inc. 24 PPT-044-INV_MEET_6-08 Appalachia Division Overview Portfolio Highlights Reserves Locations Bcfe Gross / Net PD 372 PUD 212 1,649 / 1,467 TP 584 Prob 167 581 / 498 Poss 409 3,931 / 3,496 3P 1,160 8,165 / 7,237 Potential 7,000-12,000 6,500 / 6,500 Total 8,160-13,160 14,665 / 13,737 • Producing w ells: 9,274 (gross) / 8,230 (net) • Current net daily production: 60 Mmcfe/d • Reserve life: 26.7 years • Gross/net acreage (thousands): 1,246 / 1,125 • 2008 Capital Program • 9 to 11 rig program • $243MM total capital • $108MM / 346 drilling projects • $4MM / 22 exploitation projects • $15MM operations and other projects • $116MM shale leasing Counties in green contain EXCO leasehold interest Silurian Clinton-Medina Sands Marcellus Activity Devonian Sands & Shale; Huron Shale

EXCO Resources, Inc. 25 PPT-044-INV_MEET_6-08 Appalachia Central PA 343,000 net acres 617 Bcfe 3P reserves 4,954 3P drilling locations 2008 drilling – 214 wells Northwest PA 92,000 net acres 128 Bcfe 3P reserves 1,232 3P drilling locations 2008 drilling – 34 wells Eastern OH 278,000 net acres 121 Bcfe 3P reserves 553 3P drilling locations 2008 drilling – 49 wells Northern WV 112,000 net acres 137 Bcfe 3P reserves 619 3P drilling locations 2008 drilling – 19 wells Southern WV 220,000 net acres 127 Bcfe 3P Reserves 419 3P drilling locations 2008 Drilling – 6 wells New Albany Shale 31,000 net acres 18 Bcfe 3P reserves 186 3P drilling locations Overpressured Marcellus • Over 259,000 net acres in core area • Over 392,000 total prospective net acres in the play • 2008 drilling – Seven vertical wells and four horizontal wells Low-risk and Potential Upside Huron Shale Over 117,000 net acres 2008 – drill 4 horizontal wells EXCO acreage in counties shaded green

EXCO Resources, Inc. 26 PPT-044-INV_MEET_6-08 Mid-Continent Area Division Overview Portfolio Highlights • TXOK acquisition 2005; APC acquisition 2007 • Producing wells: 1,638 (gross) / 937 (net) Reserves Locations Bcfe Gross / Net PD 264 PUD 52 117 / 75 TP 316 Prob 58 69 / 36 Poss 94 362 / 166 3P 468 548 / 277 Pot 100 500 / 250 Total 568 1,048 / 527 • Current net daily production: 65 Mmcfe/d • Reserve life: 13.3 years • Gross/net acreage (thousands) 379 / 222 • 2008 Capital Program: • 2 to 4 rig program • $57MM total capital • $48MM / 57 drilling projects • $4MM / 30 exploitation projects • $5MM operations and other projects Counties in green contain EXCO leasehold interest

EXCO Resources, Inc. 27 PPT-044-INV_MEET_6-08 Mid-Continent Low Risk and Potential Upside Mocane-Laverne • Drill 37 wells in 2008 • 234 drilling locations • Increase density drilling • Atoka recompletions • Basal Chester opportunities • Evaluating 3D applicability to detect deeper hydrocarbons • Evaluating horizontal viability Golden Trend • Drill 17 wells in 2008 • 296 drilling locations • 90 square mile 3D seismic for structure evaluation • Evaluating horizontal viability • Downspacing to 40 acres Watonga Chickasha • Blowdown of Norge Marchand Waterflood • Potential downspacing •Workover potential Woodward Lindsay

EXCO Resources, Inc. 28 PPT-044-INV_MEET_6-08 Permian Basin Division Overview Portfolio Highlights • Producing wells: 287 (gross) / 229 (net) Reserves Locations (Bcfe) Gross / Net PD 89 PUD 55 172 / 164 TP 144 Prob 94 206 / 188 Poss 101 306 / 257 3P 339 684 / 609 Pot 300 700 / 588 Total 639 1,384 / 1,197 • Current net daily production: 30 Mmcfe/d • Reserve life: 13.2 years • Gross/net acreage (thousands): 72 / 50 • 2008 Capital Program: • 3 to 4 rig program • $109MM total capital • $98MM / 156 gross drilling projects • $1MM / 3 gross exploitation projects • $10MM operations and other projects Counties in green contain EXCO leasehold interest

EXCO Resources, Inc. 29 PPT-044-INV_MEET_6-08 Permian Low-risk and Potential Upside Ackerly • 2 horizontal tests in 2008 Beggs Ranch • Shallow oil prospect • 20,000 net acres • 45 mi2 3D seismic shoot in 2008; evaluating Sugg Ranch • 600 Drilling locations • Drill 147 wells in 2008 • Will have 100+ mi2 3D seismic • Established multi-pay Canyon, Clearkfork and Wolfcamp formations – oil and gas • Potential to add 40,000+ net acres to current position

EXCO Resources, Inc. 30 PPT-044-INV_MEET_6-08 Rocky Mountains Overview Portfolio highlights • Producing wells: 66 (gross) / 54 (net) Reserves Locations (Bcfe) Gross / Net PD 7 PUD 5 11 / 9 TP 12 Prob 8 12 / 10 Poss 213 127 / 88 3P 233 150 / 107 Pot 1,100 2,000 / 1,940 Total 1,333 2,150 / 2,047 • Current net daily production: 2 Mmcfe/d • Reserve life: 16.4 years • Gross/net acreage (thousands): 150 / 133 • 2008 Capital Program: • 1 to 2 rig program • $15MM total capital • $11MM / 9 gross drilling projects • $0.2MM / 2 gross exploitation projects • $4MM operations and other projects Counties in green contain EXCO leasehold interest

EXCO Resources, Inc. 31 PPT-044-INV_MEET_6-08 Rocky Mountains Low-risk and Potential Upside Wyoming Leasehold • 133,000 net acres total in Wind River, Powder River and Big Horn Basins • Will drill 9 wells in 2008 in Wind River and Big Horn Basins • Considering JV opportunities Birdseye Prospect • 7,400 net acre leasehold • Drilled 14,000 ft well • Multiple pays in Ft Union/Lance; 4 Bcfe target • Additional 3,400 net acre farmout • Drill 1 additional well in 2008 • Potential for 160 total drilling locations East Salt Creek Field • Acquiring 20 mi2 3D seismic • Evaluating: • CO2 flood potential • In-fill drilling • Step-out drilling • Reservoir enhancement • By-passed reservoirs Boone Dome Field • Drill 2 wells in 2008 • Deepen 2 wells in 2008 • Evaluating: • In-fill drilling • Reservoir enhancement • Facilities enhancement • By-passed reservoirs Schuster Flats Prospect • Drill 2 natural gas wells in 2008 Blue Springs Prospect • Drill 2 oil wells in 2008